                                                                   EXHIBIT 10.44


                                    IVY FUND

               MASTER BUSINESS MANAGEMENT AND INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

                                  Ivy Bond Fund
                             Ivy Cundill Value Fund
                           Ivy Developing Markets Fund
                         Ivy European Opportunities Fund
                                 Ivy Global Fund
                      Ivy Global Science & Technology Fund
                                 Ivy Growth Fund
                             Ivy International Fund
                          Ivy International Growth Fund
                     Ivy International Small Companies Fund
                          Ivy International Value Fund
                              Ivy Money Market Fund
                         Ivy Pacific Opportunities Fund
                              Ivy US Blue Chip Fund
                           Ivy US Emerging Growth Fund

         AGREEMENT made as of the 29th day of May, 2001, by and between Ivy Fund (the "Fund") and Ivy Management, Inc. (the "Manager").

         WHEREAS, the Fund is an open-end investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established and designated by the Trustees of the Fund from time to time;

         WHEREAS, a separate class of shares of the Fund is offered to investors with respect to each investment portfolio;

         WHEREAS, the Fund has adopted a Master Business Management and Investment Advisory Agreement dated May 29, 2001 (the "Master Agreement"), pursuant to which the Fund has appointed the Manager to provide the business management and investment advisory services specified in that Master Agreement; and

         WHEREAS, Ivy Bond Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (each a "Portfolio" and, collectively, the "Portfolios") are separate investment portfolios of the Fund.

         NOW, THEREFORE, the Trustees of the Fund hereby take the following actions, subject to the conditions set forth:

         1. As provided for in the Master Agreement, the Fund hereby adopts the Master Agreement with respect to each Portfolio, and the Manager hereby acknowledges that the Master Agreement shall pertain to each Portfolio, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

         2. The term "Portfolio" as used in the Master Agreement shall, for purposes of this Supplement, pertain to each Portfolio.

         3. As provided in the Master Agreement and subject to further conditions as set forth therein, each Portfolio shall pay the Manager a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus of the applicable Portfolio for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

                                                                   Fee Rate
                  Portfolio                         (as a percentage of average net assets)
                  ---------                         --------------------------------------
        Ivy Bond Fund                               0.50% of the first $500 million;
                                                    0.40% over $500 million

        Ivy Cundill Value Fund                      1.00%

        Ivy Developing Markets Fund                 1.00%

        Ivy European Opportunities Fund             1.00% of the first $250 million;
                                                    0.85% of the next $250 million;
                                                    0.75% over $500 million

        Ivy Global Fund                             1.00% of the first $500 million;
                                                    0.75% over $500 million

        Ivy Global Science & Technology Fund        1.00%

        Ivy Growth Fund                             0.85% of the first $350 million;
                                                    0.75% over $350 million

        Ivy International Fund                      1.00% of the first $2.0 billion;
                                                    0.90% of the next $500 million;
                                                    0.80% of the next $500 million;
                                                    0.70% over $3 billion

        Ivy International Growth Fund               1.00%

        Ivy International Small Companies Fund      1.00%

        Ivy International Value Fund                1.00%

        Ivy Money Market Fund                       0.40%

        Ivy Pacific Opportunities Fund              1.00%

        Ivy US Blue Chip Fund                       0.75%

        Ivy US Emerging Growth Fund                 0.85%

         4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to each Portfolio as of the date first written above or such later date as the shareholders may approve the Agreement, and unless sooner terminated as hereinafter provided, the Agreement shall remain in effect with respect to each Portfolio until September 30, 2001, and from year to year thereafter if such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the applicable Portfolio (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) or by the Fund's entire Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund's Independent Trustees. This Agreement may be terminated with respect to each Portfolio at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act) or by vote of a majority of the Fund's entire Board of Trustees on sixty (60) days' written notice to the Manager or by the Manager on sixty (60) days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         IN WITNESS WHEREOF, the Fund and the Manager have adopted this Supplement as of the date first set forth above.

                        IVY FUND, on behalf of Ivy Bond Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund


                        By:  /s/ James W. Broadfoot
                           --------------------------------------------
                            James W. Broadfoot, President



                        IVY MANAGEMENT, INC.

                        By:  /s/ James W. Broadfoot
                           --------------------------------------------
                               James W. Broadfoot President


                                      -3-